                     INCORPORATED UNDER THE LAWS OF THE STATE OF
                                       MICHIGAN
                                    -------------
--------                                                                --------
NUMBER                                                                    SHARES
 XXX                                                                       XXX
--------                                                                --------

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                                 MEEMIC HOLDINGS, INC.

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             AUTHORIZED CAPITAL 10,000,000 SHARES    NO   PAR VALUE
                                ----------        -------

THIS CERTIFIES THAT XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX IS THE OWNER OF XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX FULL PAID AND NON-ASSESSABLE
SHARES OF THE CAPITAL STOCK OF MEEMIC HOLDINGS, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
IN WITNESS WHEREOF THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND SEALED WITH THE SEAL OF THE CORPORATION,
THIS XXXXXXXXXXXXXXXX DAY               OF XXXXXXXXXXXXXX A.D. 19XXXX
    -----------------                      --------------        ----



-----------------------------------               -----------------------------
                      SECRETARY                                  PRESIDENT

FOR VALUE RECEIVED, ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
________________________________________________________________________________
_________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________________ ATTORNEY TO
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
     DATED _______________ 19______
               IN PRESENCE OF

--------------------------------        -----------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                             ---------------------------
                               THIS SPACE IS NOT TO BE
                                  COVERED IN ANY WAY
                             ---------------------------